EXHIBIT 99.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of Diamond Entertainment Corporation (the "Company") for the quarter ended June 30, 2002, I, Jeffrey Schillen, Co-Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Jeffrey Schillen
                                            --------------------
                                            Jeffrey Schillen
                                            Title:  Co-Chief Executive Officer
                                            Date:  August 19, 2002